SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 22, 2002

                                     000-21669
                            ------------------------
                            (Commission File Number)

                              Digital Lightwave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                            NO. 95-4313013
----------------------------                                ------------------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              15550 Lightwave Drive
                              CLEARWATER, FL, 33760
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 442-6677


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

 (a) Previous Independent Accountants.

  (i)	Effective October 22, 2002, Digital Lightwave, Inc. ("Digital" or the
	"Registrant") dismissed PricewaterhouseCoopers LLP ("PwC") as the principal accountants to audit Digital's financial statements.

  (ii)	The reports of PwC on the financial statements of Digital for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

  (iii)	The decision to dismiss PwC was recommended by management and approved
	by Digtal's Audit Committee and Board of Directors.

  (iv)	In connection with its audits for the two most recent fiscal years
	through October 22, 2002, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfication of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

  (v)	During the two most recent fiscal years and through October 22, 2002,
	Digital has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

 The Registrant requested PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated October 22, 2002, is filed as Exhibit 16.1 to this Form 8-K.

 (b) Engagement of New Independent Accountants.

  (i)	Effective October 22, 2002,  Digital  engaged  the  accounting firm of
	Grant Thornton LLP as Digital's new independent accountants to audit Digital's financial statements for the fiscal year ending December 31, 2002.

  (ii)	Digital has not consulted with Grant Thornton LLP during the last
	two years or subsequent interim period on either the application of accounting principles or type of opinion Grant Thornton LLP might issue on the Registrant's financial statements.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)	The following exhibit is being filed with this Form 8-K:

    	16.1  Letter from PricewaterhouseCoopers LLP, dated October 22, 2002.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.

October 22, 2002
-------------
    (Date)


DIGITAL LIGHTWAVE, INC.



BY: /s/ MARK E. SCOTT
    ---------------------
Mark E. Scott
Executive Vice President, Finance,
Chief Financial Officer and Secretary
(Principal Accounting Officer)


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EXHIBIT INDEX

Exhibit		Description
-------		-----------

16.1		Letter from PricewaterhouseCoopers LLP, dated October 22, 2002.